UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date Of Report
                       (Date Of Earliest Event Reported):

                                October 15, 1998


                               Saville Systems PLC
             (Exact name of registrant as specified in its charter)


                         Commission File Number 0-27176

                               Republic of Ireland
         (State or other jurisdiction of incorporation or organization)

                                 Not Applicable
                      (I.R.S. Employer Identification No.)

                   IDA Business Park, Dangan, Galway, Ireland
          (Address of principal executive offices, including zip code)

                               011-353-9-152-6611
              (Registrant's telephone number, including area code)

Item 4.        Changes In Registrant's Certifying Accountant

On October 15, 1998, Ernst & Young ("Ernst & Young") informed Saville Systems PLC (the "Registrant") that it was resigning as the Registrant's independent auditors and principal accountants. The reason given by Ernst & Young for its resignation was the existence of certain mutual business opportunities on which both Ernst & Young and the Registrant desire to collaborate which affect Ernst & Young's independence with respect to the Registrant. Ernst & Young's report on Saville's financial statements during the two most recent fiscal years and all subsequent interim periods preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to accept Ernst & Young's resignation was made by the Board of Directors of the Registrant.

During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation of Ernst & Young, the Registrant had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of the disagreement in connection with its reports. None of the "reportable events" listed in Item 304 (a) (1) (ii) of Regulation S-K under the Securities Exchange Act of 1934 occurred with respect to the Registrant within the last two fiscal years and the subsequent interim period to the date hereof.

The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Commission stating whether it agrees with the statements set forth above. A copy of this letter is filed as Exhibit 16 to this Current Report on Form 8-K.

Effective October 22, 1998, the Registrant engaged PricewaterhouseCoopers ("PwC") as its principal accountants and independent auditors to replace Ernst & Young. The decision to engage PwC was made by the Board of Directors of the Registrant. During the last two fiscal years and the subsequent interim period to the date hereof, neither the Registrant nor anyone on its behalf consulted
PwC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's Financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAVILLE SYSTEMS PLC
                                   (Registrant)



Date:  October 22, 1998            By:  /s/ Christopher A. Hanson
       -----------------------     -------------------------
                                   Christopher A. Hanson
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                               SAVILLE SYSTEMS PLC
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.                Description

            16               Letter re Change in Certifying Accountant

            99               Resignation Letter of Ernst & Young

                                                                 EXHIBIT 16


                   [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]



October 22, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:


We have read Item 4 on page 2 of Form 8-K dated October 22, 1998 of Saville Systems PLC and are in agreement with the statements contained in the first and second paragraph as they relate to Ernst & Young. We have no basis to agree or disagree with other statements of the registrant contained therein.



/s/ Ernst & Young

                                                               EXHIBIT 99



                   [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]



October 15, 1998


Mr. Christopher A. Hanson
Chief Financial Officer
Saville Systems PLC
One Van de Graaff Drive
Burlington, MA     01803


Dear Mr. Hanson:

This is to confirm that the client-auditor relationship between Saville Systems PLC (Commission File Number 0-27176) and Ernst & Young has ceased.

Yours faithfully,

/s/ Ernst & Young



cc:      Office of the Chief Accountant
          SECPS letter File
          Securities and Exchange Commission
          Mail Stop 11-3
          450 Fifth Street, N.W.
          Washington, D.C.  20549